SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                      AMENDMENT TO CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): September 30, 2004


                            Checkpoint Systems, Inc.
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             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
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         (State or other jurisdiction of incorporation or organization)



                               1-11257 22-1895850
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          (Commission File Number) (I.R.S. Employer Identification No.)



            101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                    (Address of principal executive offices)


                                 (856) 848-1800
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              (Registrant's telephone number, including area code)


                                       N/A
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             (Former name or address, if changed since last report)














     Item 8.01   Volunatary Disclosure of Other Events
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     On September 30, 2004, the Company issued a press release
Announcing that will redeem the remaining aggregate principal amount of the Company's outstanding 5 1/4% Convertible Subordinated
Debentures due 2005 ("the Notes"). The redemption, in the amount of $23,257 million, will take place on December 14, 2004.


     Item 9.01.  Exhibits
     ----------  --------

1. Exhibits

Press release issued, September 30, 2004.




                            Signature
                            ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2004

Checkpoint Systems, Inc.



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George W. Off
Chairman and Chief Executive Officer